Exhibit 99

Mayville Engineering Company, Inc. Announces Management Promotions

Mayville, WI — June 12, 2019 — Mayville Engineering Company (NYSE: MEC) (the “Company” or “MEC”), a leading U.S.-based value-added manufacturing partner that provides a broad range of prototyping and tooling, production fabrication, coating, assembly and aftermarket services, today announced two senior management promotions that are effective immediately.

Ryan Raber promoted to Executive Vice President — Strategy, Sales & Marketing

Raber will continue to lead the Sales and Marketing functions, refining the sales, quotation and planning process and ensuring MEC’s market diversity remains strong. In the Strategy role, Raber will be responsible for the development of strategic planning, analyzing market dynamics, competitive intelligence, measuring performance. Raber joined the Company in 2009, and has served in several sales and marketing roles of increasing responsibility, serving in operational leadership roles and facilitating the MEC strategic planning process.

“This promotion recognizes Ryan’s continued growth at MEC, his outstanding business acumen, and his knowledge of and contributions to our business. This is the well-deserved natural step in his ongoing leadership development,” said Robert Kamphuis, Chairman, President, & Chief Executive Officer.

Steve Mance promoted to Chief Operating Officer

In this role, Mance will be responsible for maximizing operating performance and driving the Company’s ability to utilize Agility, Adaptability and (re) Alignment of manufacturing capacities to support the demand dynamics of MEC’s diverse customer base. Prior to joining MEC in 2018, Mance had led Defiance Metal Products (DMP) for eight years.

Kamphuis explained, “Steve’s 35 years of successful leadership in industrial companies makes him the ideal fit for the COO role at MEC. With the integration of DMP on track, and firmly entrenched as part of the MEC family, we are confident he will help us discover new synergies within the expanded business and continue to advance the long-term growth prospects of the Company.”

“Overall, these strategic moves, plus a number of additional related promotions and role changes, will streamline and focus MEC’s framework, allowing us to continue to grow, enhance our position as the market leader in our business, promote leadership growth and development, and most importantly, further enhance shareholder value,” added Kamphuis.

Forward Looking Statements

This press release includes forward-looking statements that reflect our plans, estimates and beliefs. Such statements involve risks and uncertainties. Our actual results may differ materially from those contemplated by these forward-looking statements as a result of various factors, including those set forth in “Risk Factors” and “Cautionary Statement Regarding Forward-Looking

Statements” in the Company’s previously filed registration statement on Form S-1. Important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements include, but are not limited to: failure to compete successfully in our markets; risks relating to developments in the industries in which our customers operate; our ability to maintain our manufacturing, engineering and technological expertise; the loss of any of our large customers or the loss of their respective market shares; risks related to scheduling production accurately and maximizing efficiency; our ability to realize net sales represented by our awarded business; our ability to successfully identify or integrate acquisitions; risks related to entering new markets; our ability to develop new and innovative processes and gain customer acceptance of such processes; our ability to recruit and retain our key executive officers, managers and trade-skilled personnel; risks related to our information technology systems and infrastructure; manufacturing risks, including delays and technical problems, issues with third-party suppliers, environmental risks and applicable statutory and regulatory requirements; political and economic developments, including foreign trade relations and associated tariffs; volatility in the prices or availability of raw materials critical to our business; results of legal disputes, including product liability, intellectual property infringement and other claims; risks associated with our capital-intensive industry; risks related to our treatment as an S Corporation prior to the consummation of the initial public offering; risks related to our employee stock ownership plan’s treatment as a tax-qualified retirement plan; and our ability to remediate the material weaknesses in internal control over financial reporting identified in preparing our audited consolidated financial statements and to subsequently maintain effective internal control over financial reporting. This discussion should be read in conjunction with our audited consolidated financial statements included in the Company’s previously filed registration statement on Form S-1. Except as required by the federal securities laws, we undertake no obligation to update or revise any forward-looking statements after the date on which any such statement is made, whether as a result of new information, future events or otherwise.

About MEC

MEC is a leading U.S.-based value-added manufacturing partner that provides a broad range of prototyping and tooling, production fabrication, coating, assembly and aftermarket components. Our customers operate in diverse end markets, including heavy- and medium-duty commercial vehicles, construction, powersports, agriculture, military and other end markets. We have developed long-standing relationships with our blue-chip customers based upon a high level of experience, trust and confidence.

Our one operating segment focuses on producing metal components that are used in a broad range of heavy- and medium-duty commercial vehicles, construction, powersports, agricultural, military and other products. For more information, please visit www.mecinc.com

MEDIA CONTACT:

Lisa Lahr 920-387-6051

lisa.lahr@mecinc.com

INVESTOR CONTACT:

Nathan Elwell

847-530-0249

nelwell@lincolnchurchilladvisors.com